SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934 (Amendment No.  )
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Quality Systems, Inc.

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18111 Von Karman Avenue, Suite 600
Irvine, California 92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2010

To the Shareholders of Quality Systems, Inc.:

The annual meeting of shareholders of Quality Systems, Inc. will be held at the Marriott Irvine located at 18000 Von Karman Avenue, Irvine, California 92612, on August 11, 2010, at 1:00 p.m. Pacific Time, for the following purposes:

1.	to elect nine (9) persons to serve as directors of our company until the next annual meeting. Our nominees for election to our Board of Directors are named in the attached proxy statement, which is a part of this Notice;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2011; and

3.	to transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

All shareholders are cordially invited to attend the annual meeting in person. Only shareholders of record at the close of business on June 15, 2010, are entitled to notice of and to vote at the annual meeting and at any adjournments or postponements of the annual meeting.

Whether or not you plan to attend the annual meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to take advantage of Securities and Exchange Commission rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about July 2, 2010, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in the expeditious and orderly processing of your vote and will assure that you are represented at the annual meeting. If you vote by proxy, you may nevertheless attend the annual meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT JULY 2, 2010, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

By Order of the Board of Directors,
QUALITY SYSTEMS, INC.
/s/ Paul A. Holt
Corporate Secretary

Irvine, California
July 2, 2010

18111 Von Karman Avenue, Suite 600
Irvine, California 92612

i

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 11, 2010

PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors (“Board”) of Quality Systems, Inc. for use at our annual meeting of shareholders to be held at the Marriott Irvine located at 18000 Von Karman Avenue, Irvine, California 92612, on August 11, 2010, at 1:00 p.m. Pacific Time, and at any and all adjournments and postponements thereof. All shares represented by each properly submitted and unrevoked proxy received in advance of the annual meeting will be voted in the manner specified therein.

Any shareholder has the power to revoke the shareholder’s proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the annual meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 P.M. Eastern Time on Tuesday, August 10, 2010 will be counted), by submitting, prior to or at the annual meeting, a later dated proxy card executed by the person executing the prior proxy, or by attendance at the annual meeting and voting in person by the person submitting the prior proxy.

Any shareholder who holds shares in street name and desires to vote in person at the annual meeting should inform the shareholder’s broker of that desire and request a legal proxy from the broker. The shareholder will need to bring the legal proxy to the annual meeting along with valid picture identification such as a driver’s license or passport, in addition to documentation indicating share ownership. If the shareholder does not receive the legal proxy in time, then the shareholder should bring to the annual meeting the shareholder’s most recent brokerage account statement showing that the shareholder owned Quality Systems, Inc. common stock as of the record date. Upon submission of proper identification and ownership documentation, we should be able to verify ownership of common stock and admit the shareholder to the annual meeting; however, the shareholder will not be able to vote at the annual meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and the shareholder’s vote will not be counted unless the shareholder appears at the annual meeting and votes in person.

This proxy statement, the accompanying proxy card and our 2010 annual report are being made available to our shareholders on or about July 2, 2010, on the Internet at www.proxyvote.com through the notice and access process. We will bear the cost of soliciting proxies pursuant to this proxy statement. Solicitations will be made by mail, and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. In the course of their regular duties, our employees may be asked to perform clerical or ministerial tasks in furtherance of solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 28,911,098 shares of our common stock outstanding at the close of business on the record date, June 15, 2010, are entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof. A majority of the outstanding shares, represented in person or by proxy, will constitute a quorum for the transaction of business. All properly submitted and unrevoked proxies will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those submitted by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of common stock held on the record date. If any shareholder gives notice at the annual meeting, prior to the voting, of an intention to cumulate the shareholder’s votes in the election of directors, then all shareholders entitled to vote at the annual meeting may cumulate their votes in the election of directors. Cumulative voting means that a shareholder has the right to give any one candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of shares the shareholder is entitled to vote, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish. The proxy being solicited by our Board confers upon the proxy holders the authority to cumulate votes at the instruction and discretion of our Board or any committee thereof so as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated.

Whether the election of directors is by plurality vote or cumulative voting, with respect to Proposal No. 1, the nine nominees for director who receive the highest number of affirmative votes will be elected; abstentions and broker non-votes will have no effect on this proposal. In circumstances where there is a contested election and/or one or more of our shareholders demand that cumulative voting apply to the election of directors, our Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated.

Approval of Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm, is not required. However, this proposal will be considered approved if the vote constitutes both: (i) the affirmative vote of a majority of common stock present in person or represented by proxy and voting on the proposal and (ii) the affirmative vote of a majority of the quorum. For purposes of this proposal, abstentions and broker non-votes will not affect the outcome under clause (i), which recognizes only actual votes for or against the proposal. Abstentions and broker non-votes may affect the outcome under clause (ii) because abstentions and broker non-votes are counted for purposes of determining the quorum and have the effect of a vote against the proposal.

ELECTION OF DIRECTORS

(Proposal No. 1)

Proposal No. 1 concerns the election of the following director nominees: Ms. Spivack and Messrs. Barbarosh, Brennan, Bristol, Cline, Hussein, Pflueger, Plochocki, and Razin. Each of our director nominees has consented to being named in this proxy statement and has agreed to serve as a director if elected. Directors are elected at each annual meeting of shareholders and hold office until the next annual meeting or until their respective successors are duly elected and qualified.

Certain information with respect to our nine director nominees is set forth below. Although we anticipate that each nominee will be available to serve as a director, if any nominee becomes unavailable to serve, the proxies will be voted for another person as may be or has been designated by our Board.

Unless the authority to vote for one or more of our director nominees has been withheld in a shareholder’s proxy, the persons named in the proxy as proxy holders intend to vote at the annual meeting “For” the election of each nominee presented below. In circumstances where there is a contested election and/or one or more of our shareholders demands that cumulative voting apply to the election of the directors, our Board has delegated authority to its Proxy Voting Committee to provide instruction to such proxy holders to vote the proxies solicited hereby in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated.

In the election of directors, assuming a quorum is present, the nine nominees receiving the highest number of votes cast at the meeting will be elected directors. Proxies specifying “Withhold Authority” will be counted for purposes of determining whether a quorum is present, as will proxies submitted by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

Based on definitions of independence established by The Nasdaq Stock Market (“Nasdaq”), guidelines established in our Bylaws, and the determination of our Board, Messrs. Barbarosh, Brennan, Bristol, Hussein, Pflueger, and Razin are independent directors and Ms. Spivack, upon her election to the Board, will be an independent director. Mr. Cline and Mr. Plochocki, each a member of our management team, are non-independent directors.

The Nasdaq independence definition includes a series of objective tests, such as that the director is not and has not been for the past three years an employee of ours and has not engaged in various types of business dealings with us. In addition, as further required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by our directors and management with regard to each director’s business and personal activities as they may relate to us and our management. The independent members of our Board meet periodically in executive session without management.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT AND LISTED ON THE PROXY CARD.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE DIRECTOR NOMINEES NAMED BELOW:

Steven T. Plochocki, age 58, is a director and has been our Chief Executive Office since August 16, 2008. From February 2007 to May 2008, he served as Chairman and Chief Executive Officer of Omniflight Helicopter, Inc., a Dallas-based air medical services company. From October 2006 to February 2007, Mr. Plochocki was a private healthcare investor. He previously served as Chief Executive Officer and Director of Trinity Hospice, a national hospice provider from October 2004 through October 2006. Prior to joining Trinity Hospice, he was Chief Executive Officer of InSight, a national provider of diagnostic imaging services from November 1999 to August 2004. He was Chief Executive Officer of Centratex Support Services, Inc., a support services company for the healthcare industry and had previously held other senior level positions with healthcare industry firms. He holds B.A. in Journalism and Public Relations from Wayne State University and a Master’s degree in Business Management from Central Michigan University. Mr. Plochocki has been a director of our company since 2004. Mr. Plochocki’s position as our Chief Executive Officer, as well as his prior executive experience with other companies, provides our Board with the perspective of a person with significant executive management experience.

Patrick B. Cline, age 49, is a director and has been our President since November 2009. Mr. Cline was a co-founder of Clinitec (now our NextGen Healthcare Information Systems Division), a company we acquired in 1996, and served as its President from its inception in January 1994 until he was appointed our President in November 2009. He also served as our interim Chief Executive Officer from April 2010 to July 2000. Prior to co-founding Clinitec, Mr. Cline served from July 1987 to January 1994 as Vice President of Sales and Marketing with Script Systems, a subsidiary of InfoMed, a healthcare information systems company. Mr. Cline has held senior positions in the healthcare information systems industry since 1981. Mr. Cline has been a director of our company since 2005. Mr. Cline’s experience as our President, as well as his previous experience as the co-founder and President of our NextGen Healthcare Information Systems Division, gives him unique insights into our business opportunities and operations.

Craig Barbarosh, age 42, is a director. Mr. Barbarosh has been a partner of the international law firm of Pillsbury Winthrop Shaw Pittman LLP since 1999 and is a nationally recognized restructuring expert. He has served in several leadership positions while a partner at Pillsbury including serving on the firm’s Board of Directors, as the Chair of the firm’s Board’s Strategy Committee, as a co-leader of the firm’s national Insolvency & Restructuring practice section and as the Managing Partner of the firm’s Orange County office. Mr. Barbarosh received a Juris Doctorate from the University of the Pacific, McGeorge School of Law in 1992 and a Bachelor of Arts in Business Economics from the University of California at Santa Barbara in 1989. In 2007, Mr. Barbarosh received a certificate from Harvard Business School for completing an executive education course on Private Equity and Venture Capital. Mr. Barbarosh has been a director of our company since September 2009. Mr. Barbarosh, as a practicing attorney specializing in the area of financial and operational restructuring and related mergers and acquisitions, provides our Board with experienced guidance on similar transactions facing our company.

Murray Brennan, M.D., age 70, is a director. Dr. Brennan is Emeritus Chairman of the Memorial Sloan-Kettering Cancer Center’s Department of Surgery and previously served as its Chairman from 1985 to 2007. He has served as director of the American Board of Surgery, Chairman of the American College of Surgeons Commission on Cancer, President of the Society of Surgical Oncology, President of the American Surgical Association, and Vice President of the American College of Surgeons. Dr. Brennan is currently a member of the National Academy of Sciences. Dr. Brennan has been a director of our company since 2008. Dr. Brennan currently serves on the Board of Directors of Ziopharm Oncology, Inc., a publicly-held biopharmaceutical company engaged in the development and commercialization of a diverse portfolio of cancer drugs to address unmet medical needs. Dr. Brennan also serves on the Board of Directors of the de Beaumont Foundation. Dr. Brennan’s extensive international experience provides our Board with a global perspective, and his involvement within various national and international medical societies provides our Board with the perspective an accomplished practitioner in the healthcare industry.

George H. Bristol, age 61, is a director. Mr. Bristol is an independent financial consultant. From August 2006 until March 2010 he served as Managing Director — Corporate Finance of Crowell Weedon & Co. Prior to August 2006, he was a member and Chief Financial Officer of Vantis Capital Management, LLC, a registered investment advisor which managed the Vantis hedge funds totaling over $1.4 billion from November 2002. Prior to Vantis, he was an investment banker with several firms including Ernst & Young, Paine Webber, Prudential Securities and Dean Witter. He is a graduate of the University of Michigan and

Harvard Business School. Mr. Bristol has been a director of our company since 2008. Mr. Bristol’s experience at Vantis and his various corporate finance positions provides our Board with insight from someone with direct responsibility for strategic and transactional financial matters.

Ahmed Hussein, age 69, is a director. Mr. Hussein is the Chairman of the Board of Directors of National Investment Company, Cairo, Egypt. Mr. Hussein founded National Investment Company in 1996 and has served as a member of its Board of Directors since its inception and as Chairman since 1999. Mr. Hussein served as a Senior Vice President of Dean Witter from 1993 to 1996 and, earlier, served as an investment banker with various firms, including L.F. Rothschild, Prudential Bache Securities, Oppenheimer & Co., Smith Barney and Shearson Lehman Hutton. Mr. Hussein is a member of the board of trustees of the Six of October University. Mr. Hussein holds a Bachelors degree in Electrical Engineering from Cairo University, a Master’s of Science degree from the American University of Cairo, a Postgraduate degree in Statistics from Cairo University, a Master’s of Science degree in Mathematics from the Polytechnic Institute of New York, and a Doctorate degree in Electrical Engineering from the Polytechnic Institute of New York. Mr. Hussein has been a director of our company since 1999. Mr. Hussein’s background as an investment banker with international experience provides our Board a perspective on global capital markets and corporate finance.

Russell Pflueger, age 46, is a director. Mr. Pflueger is the founder of Quiescence Medical, Inc., a medical device development company, and has served as its Chairman and Chief Executive Officer since its inception in 2002. During 2001 and 2002, he founded and served as Chairman and Chief Executive Officer of Pain Concepts, Inc, a medical device company. He holds a chemical engineering degree from Texas A&M University and an MBA from the University of California at Irvine. Mr. Pflueger has been a director of our company since 2006. Mr. Pflueger brings to our Board experience in the healthcare industry as an entrepreneur and corporate and government employee, as well as his diverse work-related experiences in research and development, sales and executive management.

Sheldon Razin, age 72, is a director. He is the founder of our company and has served as our Chairman of the Board since our inception in 1974. He served as our Chief Executive Officer from 1974 until April 2000. Since our inception until April 2000, he also served as our President, except for the period from August 1990 to August 1991. Additionally, Mr. Razin served as our Treasurer from our inception until October 1982. Prior to founding our company, he held various technical and managerial positions with Rockwell International Corporation and was a founder of our predecessor, Quality Systems, a sole proprietorship engaged in the development of software for commercial and space applications and in management consulting work. Mr. Razin holds a B.S. degree in Mathematics from the Massachusetts Institute of Technology. Mr. Razin, as our founder, brings valuable knowledge to our Board regarding our history, operations, technology and marketplace.

Maureen A. Spivack, age 53, is a director nominee and currently a Managing Director within the Health Care Investment Banking Group of Morgan Keegan & Company, Inc., a middle market full-service investment and advisory firm. Ms. Spivack has over 20 years of experience in executing strategic and financial transactions for health care companies. Prior to joining Morgan Keegan & Company, Inc. in October 2008, Ms. Spivack served as a Managing Director in the Global Healthcare Group of UBS Investment Bank from 2006 until June 2008. From 1998 to 2006, Ms. Spivack was a Managing Director and head of Strategic Advisory Services for Health Care at Merrill Lynch & Co. Prior to joining Merrill Lynch Health Care Group, Ms. Spivack was a Partner at Ernst & Young, where she managed the National Healthcare Corporate Finance practice for 10 years. Ms. Spivack has an MBA from The Wharton School and a MSN from the University of Pennsylvania. Ms. Spivack’s 20 years of experience executing strategic and financial transactions for publicly traded, privately held and not-for-profit healthcare companies provides our Board with significant experience in these areas.

NON-DIRECTOR EXECUTIVE OFFICERS

Scott Decker, age 44, was appointed President of our NextGen Healthcare Information Systems Division in November 2009. Mr. Decker served as Senior Vice President, Marketing and Product Management, of our NextGen Healthcare Information Systems Division from October 2007 to November 2009. Prior to that he was the Chief Executive Officer and President of Healthvision, Inc., a healthcare information technology company, from July 1999 to September 2007.

Paul A. Holt, age 44, was appointed Chief Financial Officer in November 2000. Mr. Holt served as our Controller from January 2000 to May 2000 and was appointed interim Chief Financial Officer in May 2000. Prior to joining us, Mr. Holt was the Controller of Sierra Alloys Co., Inc., a titanium metal manufacturing company from August 1999 to December 1999. From May 1997 to July 1999, he was Controller of Refrigeration Supplies Distributor, a wholesale distributor and manufacturer of refrigeration supplies and heating controls. From March 1995 to April 1997 he was Assistant Controller of Refrigeration Supplies Distributor. Mr. Holt was a Certified Public Accountant at McGladrey & Pullen and holds an M.B.A. from the University of Southern California and a B.A. in Economics from the University of California, Irvine.

Donn E. Neufeld, age 53, was appointed Executive Vice President of EDI & Dental in April 2010. Mr. Neufeld served as our Senior Vice President and General Manager, QSI Division, from April 2008 to April 2010, as our Vice President, Software and Operations, from January 1996 to April 2008 and as our Vice President of Operations from June 1986 until January 1996. From April 1981 until June 1986, Mr. Neufeld held the position of Manager of Customer Support. He joined our company in 1980.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated in the related footnotes, the following table sets forth information with respect to the beneficial ownership of our common stock as of the record date, June 15, 2010, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and director nominees;

•	each of our “named executive officers” identified in the “Summary Compensation Table for Fiscal Year Ended March 31, 2010” contained in this proxy statement; and

•	all of our directors, director nominees and named executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or SEC, and includes voting or investment power with respect to the securities. To our knowledge, unless indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as indicated in the footnotes to the table below, shares of common stock underlying options, if any, that currently are exercisable or are scheduled to become exercisable for shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 28,911,098 shares of common stock outstanding as of the record date, June 15, 2010.

Unless otherwise indicated, the address of each of the beneficial owners named in the table is c/o Quality Systems, Inc., 18111 Von Karman Avenue, Suite 600, Irvine, California 92612. Messrs. Barbarosh, Brennan, Bristol, Cline, Hussein, Plochocki, Pflueger and Razin are current directors of our company and are director nominees. Ms. Spivack is not currently a director but is a director nominee. Mr. Davis is a current director but is not a director nominee. Messrs. Plochocki, Cline, Decker and Holt are executive officers of our company. Mr. Kaplan was an executive officer on March 31, 2010, but resigned from his employment with us in May 2010.

	Number of Shares		Percent of
	of Common Stock		Common Stock
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned

Sheldon Razin	5,098,880	(1)	17.6%
Ahmed Hussein	4,661,350	(2)	16.1%
Craig Barbarosh	2,146		*
Murray Brennan, M.D.	3,250	(3)	*
George H. Bristol	3,500	(4)	*
Patrick B. Cline	56,250	(5)	*
Joseph I. Davis	2,750		*
Steven T. Plochocki	20,750	(6)	*
Russell Pflueger	12,000	(7)	*
Maureen A. Spivack	--		--
Paul A. Holt	7,425	(8)	*
Philip N. Kaplan	3,250		*
Scott Decker	3,000	(9)	*
FMR LLC	2,353,441	(10)	8.1%
Blackrock, Inc.	1,722,815	(11)	6.0%
All directors, director nominees and executive officers as a group (13 persons)	9,874,551	(12)	34.0%

*	Represents less than 1.0%.

(1)	Includes 42,750 shares underlying options.
(2)	Includes 42,750 shares underlying options.
(3)	Includes 1,250 shares underlying options.
(4)	Includes 1,250 shares underlying options.
(5)	Includes 42,500 shares underlying options.
(6)	Includes 18,750 shares underlying options.
(7)	Includes 8,750 shares underlying options
(8)	Includes 4,125 shares underlying options.
(9)	Includes 3,000 shares underlying options.
(10)	Power to vote or dispose of the shares beneficially owned by FMR LLC is held by Edward C. Johnson as Chairman of FMR LLC. The address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109. Number of shares of common stock beneficially owned and identity of the person exercising power over the shares are based upon Form 13G/A filed on February 16, 2010.
(11)	Power to vote or dispose of the shares beneficially owned by Blackrock, Inc. is held by Robert W. Doll, Jr. as Vice Chairman of Blackrock, Inc. The address for Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022. Number of shares of common stock beneficially owned and identity of the person exercising power over the shares are based upon Form 13G/A filed on January 29, 2010.
(12)	Includes 165,125 shares underlying options.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of March 31, 2010.

Number of
securities
remaining
available
for future
issuance
under equity
	Number of securities		Weighted-average	compensation
	to be issued upon		exercise price of	(excluding
	exercise of outstanding		outstanding	securities
	options,		options, warrants	reflected in
	warrants and rights		and rights	column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	887,963	(1)	$43.35	1,771,185	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	887,963	(1)	$43.35	1,771,185	(2)

(1)	Represents 871,963 shares of common stock underlying options outstanding under our 1998 Plan and our 2005 Plan and 16,000 shares of restricted stock outstanding under our 2005 Plan.
(2)	Represents shares of common stock available for issuance under options or awards that may be issued under our 2005 Plan. The material features of these plans are described in Note 13 to the Financial Statements contained in our Form 10-K for the fiscal year ended March 31, 2010.

EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

Compensation Objectives and Components

This section discusses the principles underlying executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by executive officers and places in perspective the data presented in the tables and narrative that follow.

The Compensation Committee has responsibility for establishing the Company’s compensation program and making recommendations to the Board. The Compensation Committee attempts to create compensation paid to our “named executive officers” (as defined below under the heading “Summary Compensation Table for Fiscal Year Ended March 31, 2010”) that is fair, reasonable and competitive.

The Compensation Committee’s compensation program is one that is designed to reward the achievement of specific annual goals by the Company, and which aligns executives’ interests with those of the shareholders and customers by rewarding performance above established goals, with the ultimate objective of improving shareholder value and customer satisfaction. The Compensation Committee evaluates both performance and compensation to maintain our ability to attract and retain employees in key executive positions and that compensation provided to key executive employees remains competitive relative to the compensation paid to similar executives. To that end, the Compensation Committee recommends compensation packages for named executive officers that include both cash and equity-based compensation that reward performance as measured against established goals.

The Compensation Committee reviews and makes recommendations only to the Board for approval regarding annual base salaries; incentive bonuses, including specific goals and amounts; equity compensation; employment agreements, severance arrangements, and change-in-control agreements/provisions; and any other benefits or compensation for named executive officers. For the purpose of approving the compensation of named executive officers, the independent members of the Board meet either by means of a committee of independent directors or in executive session to consider and act upon the recommendations of the Compensation Committee and in instances where the Compensation Committee does not provide a recommendation to the Board.

The Compensation Committee annually assesses the performance of each of the named executive officers, though these assessments are not part of a formal review process, and to date have not been shared, formally, with the named executive officers.

The Compensation Committee has, from time to time, engaged independent compensation consultants to advise it on matters of Board and executive compensation and most recently engaged the services of PricewaterhouseCoopers LLP to provide compensation consulting services in connection with establishing the compensation program for our named executive officers for the fiscal year ending March 31, 2011. The Compensation Committee also consults publicly available compensation data from time to time as part of its Board and executive compensation decisions.

Key components of the compensation program for fiscal year 2010 were base salary, and cash and equity incentive programs. The Compensation Committee views the various components of compensation as related, but distinct. A significant percentage of total compensation is allocated to incentives as a result of the foregoing. The Compensation Committee determines the appropriate level for each compensation component based in part, but not exclusively, on our recommendations concerning internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

We provide named executive officers with base salaries to compensate them for services rendered during the fiscal year. Base salaries for named executive officers are determined based on positions and responsibilities using available market data and considering individual performance, companywide performance, future contribution potential, peer compensation levels and internal equity issues. The weight given to each of these factors can vary from individual to individual. Base salaries are intended to be set at levels that, in combination with other compensation vehicles, offer the potential to attract, retain, and motivate qualified individuals. Base salaries are targeted to be moderate yet competitive.

Fiscal Year 2010 Incentive Program Terms

On May 27, 2009, our Compensation Committee and an executive session of our Board approved a compensation program for our named executive officers (other than for Messrs. Kaplan and Decker, who were not at the time executive officers) for the fiscal year ending March 31, 2010. In September, 2009, in connection with his appointment as our Chief Operating Officer, our Compensation Committee and an executive session of our Board approved a compensation program for Mr. Kaplan for the fiscal year ending March 31, 2010. In November, 2009, in connection with his appointment as President of our NextGen Healthcare Information Systems Division, our Compensation Committee and an executive session of our Board approved a compensation program for Mr. Decker for the fiscal year ending March 31, 2010. The compensation program includes base salaries and both cash and equity incentive compensation components. Our Compensation Committee has structured EPS performance criteria, revenue growth criteria and discretionary elements to require the named executive officers to exert increasingly greater efforts in order to earn increasingly higher potential cash and equity incentive compensation.

Base Compensation

Cash salary levels for our named executive officers were set as follows:

•	Steven T. Plochocki - $522,500 (an increase from $475,000), effective August 16, 2009;
•	Patrick B. Cline - $750,000 (an increase from $600,000), effective April 1, 2009;
•	Paul A. Holt - $288,750 (an increase from $275,000), effective July 23, 2009;
•	Philip N. Kaplan - $400,000 (newly appointed), effective September 17, 2009; and
•	Scott Decker - $350,000 (newly appointed), effective November 24, 2009.

Cash Incentive Compensation

The non-equity cash incentive compensation component of the fiscal year 2010 compensation program for named executive officers provided as follows:

•	for Steven T. Plochocki, cash compensation of up to $522,500 could be earned based on us meeting certain target increases in earnings EPS performance and revenue growth during the fiscal year, as well as meeting certain operational requirements established by the Board; of the total $522,500 potential cash compensation, 40% was allocated to EPS performance criteria, 40% was allocated to revenue growth criteria, and the remaining 20% was discretionary and was allocated in part to business performance, structuring, growth, and operational requirements criteria, as well as profitability of our revenue cycle management business;

•	for Patrick B. Cline, cash compensation of up to $750,000 could be earned based on him continuing his service with us and upon us meeting certain target increases in EPS performance and revenue growth during the fiscal year; of the total $750,000 potential cash compensation, 33.33% was earned upon Mr. Cline providing services to us through the period ending two weeks after our public release of financial data for the fiscal year ended March 31, 2010, 33.33% was allocated to EPS performance criteria, and 33.33% was allocated to revenue growth criteria;

•	for Paul A. Holt, cash compensation of up to $80,000 could be earned based upon the achievement of certain goals as approved by the Compensation Committee and the Board; of the total $80,000 potential cash compensation, 75% was allocated to specific, objective criteria approved in advance by the Board and 25% was discretionary based upon meeting certain operational, structuring, and growth objectives established by the Board;

•	for Philip N. Kaplan, cash compensation of up to $240,000 could be earned based on us meeting certain target increases in earnings EPS performance and revenue growth during the fiscal year, as well as meeting certain operational requirements established by the Board; of the total $240,000 potential cash compensation, 40% was allocated to EPS performance criteria, 40% was allocated to revenue growth criteria, and the remaining 20% was discretionary and was allocated in part to business performance, structuring, growth, and operational requirements criteria, as well as profitability of our revenue cycle management business; and

•	for Scott Decker, cash compensation equal to an amount up to 60% of his base salary.

Equity Incentive Compensation

The equity incentive component of the compensation program for fiscal year 2010 provided that our named executive officers were eligible to receive an aggregate of up to 95,000 options to purchase common stock based on us meeting certain target increases in EPS performance and revenue growth during the fiscal year as follows:

•	Mr. Plochocki - 40,000 options;
•	Mr. Cline - 45,000 options;
•	Mr. Holt - 10,000 options;
•	Mr. Kaplan - no equity incentive component; and
•	Mr. Decker - no equity incentive component.

The equity incentive component of the 2010 compensation program provided that Messrs. Plochocki and Holt were eligible to receive options to purchase our common stock based on us meeting certain target increases in EPS performance and revenue growth during the fiscal year. Of the total potential options that Messrs. Plochocki and Holt were eligible to receive, 50% were allocated to EPS performance criteria and 50% were allocated to revenue growth criteria.

The equity incentive component of the 2010 compensation program provided that Mr. Cline was eligible to receive options to purchase our common stock based on him continuing his service with us and upon us meeting certain target increases in EPS performance during the fiscal year. Of the total potential options, 33.33% was earned upon Mr. Cline providing services to us through the period ending two weeks after our public release of financial data for the fiscal year ended March 31, 2010, and 66.66% was allocated to EPS performance criteria.

In lieu of any equity incentive component under the 2010 compensation program, Mr. Kaplan was granted options to purchase 30,000 shares of our common stock on September 17, 2009 in connection with his appointment as our Chief Operating Officer and Mr. Decker was granted options to purchase 25,000 shares of our common stock on November 30, 2009 in connection with his appointment as President of our NextGen Healthcare Information Systems Division.

General Terms For All Executives Under 2010 Compensation Program

The following terms applied to all executives that participated under our 2010 compensation program:

•	Executive must be in good standing as a full time employee at least two weeks beyond the release of our 2010 earnings report.
•	Executive is not allowed to be compensated for work outside of his or her work for us without the prior written approval of our Board.
•	Executive must sign an updated and revised confidential information/non-compete agreement.
•	Payment of cash and equity incentive compensation is to be approved by the Compensation Committee and the Board, based on audited financial statements. The Board’s determination regarding cash and equity incentive compensation will be final.
•	Options shall be granted under one of our shareholder approved option plans and subject to the terms of our standard stock option agreement. The option exercise price for all options granted under the 2010 compensation program will be the closing price of our shares on the date of grant. The options shall vest in five equal annual installments commencing one year after the date of grant and have an eight year expiration.

Fiscal Year 2010 Incentive Program Payouts

On May 26, 2010, our Independent Directors Compensation and Executive Personnel Committee, based on input from our Compensation Committee, authorized the issuance of the following cash and equity incentive payment awards under the 2010 compensation program:

Cash and Equity Bonus Determinations under 2010 Compensation Program

Name	Cash Bonus Earned	Equity Bonus Earned

Steven T. Plochocki	$ 25,000	--

Patrick B. Cline	376,766	15,000

Paul A. Holt	50,000	--

Philip N. Kaplan	--	N/A

Mr. Decker earned an aggregate cash bonus of $116,325 for fiscal year 2010 based on the determination of our management. As noted above, Mr. Decker first became an executive officer in November 2009 and served most of fiscal year 2010 as a non-executive employee and, as such, his bonus was not addressed by the Independent Directors Compensation and Executive Personnel Committee. Also as noted above, Mr. Decker was granted options to purchase 25,000 shares of our common stock in November 2009 in connection with his appointment as an executive officer in lieu of any equity incentive component under the 2010 compensation program.

Fiscal Year 2011 Incentive Program Terms

Salary levels are typically considered annually as part of our Compensation Committee’s performance review process. Based on the principles described above under the caption “Compensation Philosophy, Objectives and Components,” on May 26, 2010, our Independent Directors Compensation and Executive Personnel Committee, based on input from our Compensation Committee, approved a compensation program for our named executive officers for the fiscal year ending March 31, 2011. The compensation program includes base salaries and both cash and equity incentive compensation components. EPS performance criteria, revenue growth criteria and certain discretionary elements have been structured to require the named executive officers to exert increasingly greater efforts in order to earn increasingly higher potential cash and equity incentive compensation.

Base Compensation

Future cash salary levels for our named executive officers were set as follows:

•	Steven T. Plochocki – remains at $522,500;
•	Patrick B. Cline - $800,000 (an increase from $750,000), effective April 1, 2010;
•	Paul A. Holt - $310,000 (an increase from $288,750), effective July 23, 2010; and
•	Scott Decker – remains at $350,000.

Cash Incentive Compensation

The non-equity cash incentive compensation component of our 2011 compensation program for named executive officers provides as follows:

•	for Steven T. Plochocki, cash compensation of up to $261,250 may be earned based on us meeting certain target increases in earnings EPS performance and revenue growth during the fiscal year; of the total $261,250 potential cash compensation, 50% is allocated to EPS performance criteria and 50% is allocated to revenue growth criteria;

•	for Patrick B. Cline, cash compensation of up to $800,000 may be earned based on him continuing his service with us and upon us meeting certain target increases in EPS performance and revenue growth during the fiscal year; of the total $800,000 potential cash compensation, 33.33% is earned upon Mr. Cline providing services to us through the period ending two weeks after our public release of financial data for the fiscal year ending March 31, 2011, 33.33% is allocated to EPS performance criteria, and 33.33% is allocated to revenue growth criteria;

•	for Paul A. Holt, cash compensation of up to $155,000 may be earned based on us meeting certain target increases in earnings EPS performance and revenue growth during the fiscal year; of the total $155,000 potential cash compensation, 50% is allocated to EPS performance criteria and 50% is allocated to revenue growth criteria; and

•	for Scott Decker, cash compensation of up to $175,000 may be earned based on us meeting certain target increases in earnings EPS performance and revenue growth during the fiscal year; of the total $175,000 potential cash compensation, 50% is allocated to EPS performance criteria and 50% is allocated to revenue growth criteria.

Equity Incentive Compensation

The equity incentive compensation component of our 2011 compensation program for named executive officers provides potential awards as follows:

•	Mr. Plochocki - 20,000 options;
•	Mr. Cline - 45,000 options;
•	Mr. Holt - 10,000 options; and
•	Mr. Decker – 15,000 options.

The equity incentive component of the 2011 compensation program provides that Messrs. Plochocki, Holt and Decker are eligible to receive options to purchase our common stock based on us meeting certain target increases in EPS performance and revenue growth during the fiscal year. Of the total potential options that Messrs. Plochocki, Holt and Decker are eligible to receive, 50% are allocated to EPS performance criteria and 50% are allocated to revenue growth criteria.

The equity incentive component of the 2011 compensation program provides that Mr. Cline is eligible to receive options to purchase our common stock based on him continuing his service with us and upon us meeting certain target increases in EPS performance and revenue growth during the fiscal year. Of the total potential options, 33.33% is earned upon Mr. Cline providing services to us through the period ending two weeks after our public release of financial data for the fiscal year ending March 31, 2011, 33.33% is allocated to EPS performance criteria, and 33.33% is allocated to revenue growth criteria.

General Terms For All Executives Under 2011 Compensation Program

The following terms apply to all executives that participate under our 2011 compensation program:

•	The executive must be in good standing as a full time employee at least two weeks beyond the release of our 2011 earnings report.
•	The executive is not allowed to be compensated for work outside of his or her work for us without the prior written approval of our Board.
•	If he or she has not already done so, the executive must sign a confidential information/non-compete agreement with us.
•	Payment of cash and equity incentive compensation is to be approved by the Compensation Committee and the Board, based on audited financial statements. The Board’s determination regarding cash and equity incentive compensation will be final.
•	Options shall be granted under one of our shareholder approved option plans and subject to the terms of our standard stock option agreement. The option exercise price for all options granted under the 2011 compensation program will be the closing price of our shares on the date of grant. The options shall vest in five equal annual installments commencing one year after the date of grant and have an eight year expiration.

Other Benefits

We provided a $300 per month car allowance for Mr. Cline until he was appointed as our President in November 2009, at which time his car allowance was terminated.

We have a 401(k) plan available to substantially all of our employees. Participating employees may defer each year up to the limit set in the Internal Revenue Code. The annual company contribution is determined by a formula set by our Board and may include matching and/or discretionary contributions. The retirement plans may be amended or discontinued at the discretion of our Board. Matching contributions for the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table for Fiscal Year Ended March 31, 2010.

We have a deferred compensation plan available for the benefit of officers and employees who qualify for inclusion. The plan is described below in connection with the Nonqualified Deferred Compensation Table Fiscal Year ended March 31, 2010.

We have a voluntary employee stock purchase plan for the benefit of certain full-time employees. The plan is designed to allow employees to acquire shares of our common stock through automatic payroll deduction. Each eligible employee may authorize the withholding of up to 10% of his/her gross payroll each pay period to be used to purchase shares on the open market by a broker designated by us. In addition, we will match 5% of each employee’s contribution and will pay all brokerage commissions and fees in connection with each purchase. The amount of our company match is discretionary and subject to change. The plan is not intended to be an employee benefit plan under the Employee Retirement Income Security Act of 1974. During

the fiscal year ended March 31, 2010, none of our named executive officers participated in the employee stock purchase plan although all of our named executive officers met the plan’s eligibility requirements.

Tax and Accounting Implications

Deductibility of Executive Compensation. As part of its role, our Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals unless the compensation qualifies as performance-based. Our Compensation Committee currently intends that all cash compensation paid will be tax deductible for us. However, with respect to equity compensation awards, while any gain recognized by employees from nonqualified options should be deductible, to the extent that an option constitutes an incentive stock option, gains recognized by the optionee will not be deductible if there is no disqualifying disposition by the optionee. In addition, if we grant restricted stock or restricted stock unit awards that are not subject to performance vesting, they may not be fully deductible by us at the time the award is otherwise taxable to the employee. Also, in certain situations, our Compensation Committee may recommend compensation that does not meet deductibility qualifications, in order to ensure competitive levels of total compensation for our executive officers. For fiscal year 2010 compensation paid to executives, even amounts in excess of $1,000,000 for any named executive officer were deductible for federal income tax purposes as we considered compensation to be performance-based.

Accounting for Stock-Based Compensation. We account for stock-based payments in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, or ASC 718. For further information regarding ASC 718, refer to Note 2 to the Financial Statements contained in our Form 10-K for the fiscal year ended March 31, 2010.

Summary Compensation Table for Fiscal Year Ended March 31, 2010

The following table provides certain summary information concerning the compensation for the fiscal years ended March 31, 2010, 2009 and 2008 for our principal executive officer, our principal financial officer, and our the three other most highly compensated executive officers whose total compensation exceeded $100,000 during fiscal year 2010 and who were serving as executive officer at the end of fiscal year 2010 (collectively, the “named executive officers”). No other executive officers that would have otherwise been includable in the table on the basis of total compensation for fiscal year 2010 have been excluded by reason of their termination of employment or change in executive status during that year.

							Change in
							Pension
							Value and
						Non-	Nonquali-
						Equity	fied
						Incentive	Deferred
						Plan	Compen-	All Other
				Stock	Option	Compen-	sation	Compen-
Name and	Fiscal	Salary	Bonus	Awards	Awards	sation	Earnings	sation	Total
Principal Position	Year	($)	($)	($)	($) (1)	($)	($) (2)	($) (3)	($)

Steven T. Plochocki,
Chief Executive	2010	$504,688	$--	$--	$--	$25,000	$--	$--	$529,688
Officer (4)	2009	296,875	--	--	585,800	--	--	--	882,675
	2008(7)	--	--	--	--	--	--	--	--
Paul A. Holt,
Chief Financial	2010	284,475	--	--	--	50,000	3,345	2,116	339,936
Officer and	2009	267,228	--	--	--	80,000	2,672	2,362	352,262
Secretary	2008	243,872	--	--	--	80,000	2,439	2,300	328,611
Patrick B. Cline,
President (5)	2010	750,000	--	--	283,605	376,766	5,625	4,229	1,420,225
	2009	538,750	--	--	--	110,000	5,387	6,163	660,300
	2008	468,750	--	--	--	110,000	4,688	6,531	589,969
Philip N. Kaplan,
Former Chief	2010	215,385	--	--	624,900	--	1,000	550	841,835
Operating	2009(7)	--	--	--	--	--	--	--	--
Officer (6)	2008(7)	--	--	--	--	--	--	--	--
Scott Decker,
President,	2010	302,881	--	--	493,625	116,325	875	1,949	915,655
NextGen	2009(7)	--	--	--	--	--	--	--	--
Healthcare	2008(7)	--	--	--	--	--	--	--	--
Information
Systems
Division (5)

(1)	The amounts in the Option Awards column reflect the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The amounts reported for the years 2009 and 2008 do not match the amounts reported in last year’s proxy statement due to new reporting requirements adopted by the SEC in late 2009, which require us to restate the amounts for these years applying the FASB ASC Topic 718 grant date fair value methodology. Assumptions made in the calculation of these amounts are included in Note 13 to our audited financial statements for the fiscal year ended March 31, 2010, included in our Annual Report on Form 10-K filed with the SEC on June 1, 2010.
(2)	The amount reflected in this column represents our company’s contribution to Nonqualified Deferred Compensation. Earnings are not included in this column as earnings are not considered above-market or preferential.

(3)	The amount reflected in this column represents auto allowance and our company’s contributions to the 401(k) plan.
(4)	Mr. Plochocki assumed the positions of President and Chief Executive Officer on August 16, 2008. On November 24, 2009, Mr. Plochocki resigned as President, but continued as Chief Executive Officer.
(5)	Mr. Cline assumed the position of President on November 24, 2009 simultaneously with Mr. Plochocki’s resignation from that position. Prior to his appointment as President, Mr. Cline had served as President of our NextGen Healthcare Information Systems Division since 1996. Also on November 24, 2009, Mr. Decker assumed the position of President, NextGen Healthcare Information Systems Division formerly held by Mr. Cline.
(6)	Mr. Kaplan assumed the position of Chief Operating Officer on September 17, 2009. On May 28, 2010, Mr. Kaplan resigned from his employment with us, at which time we terminated the position of Chief Operating Officer.
(7)	No amounts are reported for Mr. Plochocki for fiscal year 2008, or for Messrs. Kaplan or Decker for fiscal years 2009 and 2008, since they were not named executive officers in those years.

Grants of Plan-Based Awards for Fiscal Year Ended March 31, 2010

The following table sets forth information regarding plan-based awards granted to our named executive officers during the fiscal year ended March 31, 2010.

									All	All
									Other	Other
									Stock	Option
									Awards:	Awards:
		Estimated Possible Payouts				Estimated Possible Payouts			Number	Number of
		Under Non-Equity				Under Equity Incentive			of	Securities	Exercise
		Incentive Plan Awards				Plan Awards			Shares	Under-	or Base
		Thres-				Thres-			of Stock	lying	Price of
	Grant	hold	Target	Maximum		hold	Target	Maximum	or Units	Options	Option
Name	Date	($) (1)	($) (1)	($) (2)		(#) (1)	(#) (1)	(#) (2)(8)	(#)	(#)	Awards

Steven T. Plochocki	--			$522,500	(3)			40,000
Paul A. Holt	--	--	--	80,000	(4)	--	--	10,000	--	--	--
Patrick B. Cline	--			750,000	(5)			45,000
Philip N. Kaplan	--	--	--	128,219	(6)	--	--	--	--	--	--
Scott Decker	--	--	--	187,500	(7)	--	--	--	--	--	--

(1)	No threshold or target amounts were set. The actual cash and equity incentive compensation paid is described above under the heading “Compensation Discussion and Analysis — Fiscal Year 2010 Incentive Program Payouts.” The actual cash incentive compensation paid is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The compensation cost of the options actually awarded under the fiscal year 2010 equity incentive program is included in the “Option Awards” column of the Summary Compensation Table above. Information regarding the numbers of shares underlying the options actually awarded under the fiscal year 2010 equity incentive program accompanies footnote (6) to the Outstanding Equity Awards at Fiscal Year-End March 31, 2010 Table below.
(2)	The amounts set forth in these columns reflects the maximum cash or share incentive awards possible under our cash and equity incentive programs for fiscal year 2010.
(3)	The fiscal year 2010 cash incentive program provided for cash awards to Mr. Plochocki based 20% upon qualitative factors determined by our Board in its discretion and 80% upon Board-established quantitative revenue and EPS growth objectives. The quantitative objectives were divided into five levels whereby 20%, 40%, 60%, 80% or 100% of the maximum estimated possible payout could be earned.
(4)	The fiscal year 2010 cash incentive program provided for a cash award to Mr. Holt based upon the achievement of certain qualitative goals as approved by our Compensation Committee and our Board.
(5)	The fiscal year 2010 cash incentive program provided for a cash award to Mr. Cline based upon the achievement of certain quantitative and qualitative goals as approved by our Board.

(6)	Mr. Kaplan assumed the position of Chief Operating Officer on September 17, 2009. On May 28, 2010, Mr. Kaplan resigned from his employment with us, at which time we terminated the position of Chief Operating Officer.
(7)	Mr. Decker assumed the position of President, NextGen Healthcare Information Systems Division on November 24, 2009. The fiscal year 2010 cash incentive for Mr. Decker was based upon the achievement of certain quantitative and qualitative goals as approved by our President.

(8)	The same quantitative revenue and EPS criteria referenced in footnote (3) above were adopted to determine eligibility for option grants under the fiscal year 2010 equity incentive program, with 50% of the available equity incentive tied to performance against Board-established EPS criteria and 50% of the available equity incentive tied to performance against Board-established revenue criteria.

Base Salary

Base salaries for the named executive officers are described above under the heading “Compensation Discussion and Analysis — Base Compensation.”

Cash and Equity Incentive Programs

Cash and equity incentive program payouts made to the named executive officers are described above under the heading “Compensation Discussion and Analysis.”

Employment Agreement with Steven T. Plochocki

We are party to an employment agreement with Mr. Plochocki effective August 16, 2008 (“effective date”) that details the terms of his employment as our Chief Executive Officer. The term of the employment agreement is “at will” and renews annually unless either party elects to terminate it upon 30 days prior written notice or unless terminated pursuant to the terms of the employment agreement. However, the employment agreement contains various termination and change-in-control provisions as described below under “Potential Payments on Termination of Employment or Change-in-Control.”

Pursuant to the employment agreement, on the effective date we granted Mr. Plochocki options to purchase up to 50,000 shares of our common stock at an exercise price of $40.08 per share, which options have a five year term and vest in four equal annual installments commencing one year after the effective date.

The employment agreement provides that Mr. Plochocki shall receive three weeks of vacation each year. During fiscal year 2010, Mr. Plochocki was eligible for a cash bonus of up to $522,500 (of which, he received $25,000) and up to 40,000 bonus options (of which, none were granted) in accordance with, and subject to, the terms of our 2010 compensation program.

Outstanding Equity Awards at Fiscal Year-End March 31, 2010

	Option Awards						Stock Awards
										Equity
				Equity					Equity	Incentive
				Incentive					Incentive	Plan
				Plan					Plan	Awards:
				Awards:					Awards:	Market or
				Number of			Number		Number	Payout
				Securit-			of	Market	of	Value of
		Number		ies			Shares	Value of	Unearned	Unearned
		of		Under-			or Units	Shares or	Shares,	Shares,
	Number of	Securities		lying			of	Units of	Units	Units or
	Securities	Underlying		Unexer-			Stock	Stock	or Other	Other
	Underlying	Unexercised		cised			That	That	Rights	Rights
	Unexercised	Options		Unearn-	Option		Have	Have	That	That
	Options	(#)		ed	Exercise	Option	Not	Not	Have Not	Have Not
	(#)	Unexercis-		Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	able		(#)	($)	Date	(#)	($)	(#)	($)

Steven T. Plochocki	2,500	1,250	(1)	--	$39.81	09/20/13	$--	$--	--	$--
	2,500	2,500	(2)	--	43.26	08/09/14	--	--	--	--
	12,500	37,500	(3)	--	40.08	08/18/13	--	--	--	--
Paul A. Holt	2,750	2,750	(4)	--	38.83	06/12/12	--	--	--	--
Patrick B. Cline	11,250	3,750	(5)	--	37.09	08/11/11	--	--	--	--
	13,750	27,500	(4)	--	38.83	06/12/12	--	--	--	--
Philip N. Kaplan	1,250	3,750	(6)	--	45.61	09/09/15	--	--	--	--
	--	30,000	(7)	--	58.03	09/17/17	--	--	--	--
Scott Decker	3,000	3,000	(8)	--	33.25	11/05/12	--	--	--	--
	--	25,000	(9)	--	59.49	11/30/17	--	--	--	--

(1)	Option was granted September 20, 2006 and is vesting in four equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on September 20, 2010.
(2)	Option was granted August 9, 2007 and is vesting in four equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on August 9, 2010 and August 9, 2011.
(3)	Option was granted August 18, 2008 and is vesting in four equal annual installments commencing one year after the grant date. Accordingly, the unexercisable shares are scheduled to vest on August 18, 2010, August 18, 2011 and August 18, 2012.
(4)	Option was granted June 12, 2007 pursuant to our fiscal year 2007 equity incentive plan and vests in four equal annual installments commencing one year after the grant date. Accordingly, the unexercisable shares are scheduled to vest on June 12, 2010 and June 12, 2011.
(5)	Option was granted August 11, 2006 and vests in four equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on August 11, 2010.
(6)	Option was granted September 9, 2008 and vests in four equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on September 9, 2010, September 9, 2011 and September 9, 2012.
(7)	Option was granted September 17, 2009 and vests in five equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on

September 17, 2010, September 17, 2011, September 17, 2012, September 17, 2013 and September 17, 2014.
(8)	Option was granted November 5, 2007 and vests in four equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on November 5, 2010 and November 5, 2011.
(9)	Option was granted November 30, 2009 and vests in five equal annual installments commencing one year after the grant date. Accordingly, the remaining unexercisable shares are scheduled to vest on November 30, 2010, November 30, 2011, November 30, 2012, November 30, 2013 and November 30, 2014.

Option Exercises and Stock Vested During Fiscal Year Ended March 31, 2010

The following table sets forth information regarding options exercised and stock awards vested during fiscal year 2010 for our named executive officers. Value realized on exercise is based on the difference between the per share exercise price and the closing sale price of a share of our common stock on the exercise date.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Steven T. Plochocki	--	$--	--	$
Paul A. Holt	6,750	222,631	--	--
Patrick B. Cline	56,250	1,687,381	--	--
Philip N. Kaplan	--	--	--	--
Scott Decker	--	--	--	--

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of any named executive officer.

Nonqualified Deferred Compensation for Fiscal Year Ended March 31, 2010

The following table sets forth information regarding our defined contribution or other plan that provides for the deferral of compensation for any named executive officer on a basis that is not tax-qualified. Participating employees may defer between 5% and 50% of their compensation per plan year. In addition, we may, but are not required to, make contributions into the deferral plan on behalf of participating employees. Each employee’s deferrals together with earnings thereon are accrued as part of the long-term liabilities of our company. Investment decisions are made by each participating employee from a family of mutual funds. To offset this liability, we have purchased life insurance policies on some of our participants. We are the owner and beneficiary of the policies and the cash values are intended to produce cash needed to help make the benefit payments to employees when they retire or otherwise leave our company. Distributions will be paid out to participants either upon retirement, death, termination of employment or upon termination of the nonqualified deferred compensation plan. Distribution will generally equal the deferral amount plus or minus earnings or losses and will be in the form of a lump sum of five annual installments as elected by the participant should the account balance exceed $25,000.

					Aggregate
	Executive	Registrant	Aggregate	Aggregate	Balance
	Contributions	Contributions	Earnings in	Withdrawals	at Last
	in Last FY	in Last FY	Last FY	/Distributions	FYE
Name	($)	($)	($) (1)	($)	($)

Steven T. Plochocki	$--	$--	$--	$--	$--
Paul A. Holt	50,000	3,345	38,626	--	166,078
Patrick B. Cline	112,500	5,625	36,810	--	362,547
Philip N. Kaplan	6,000	1,000	182	--	7,182
Scott Decker	4,375	875	199	--	5,449

(1)	No amounts were reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column in the Summary Compensation Table above, as earnings are not considered above-market or preferential.

Potential Payments Upon Termination of Employment or Change-in-Control

The following discussion and table describe and illustrate potential payments to our named executive officers under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change-in-control or termination of employment, assuming a March 31, 2010 termination date. The discussion concerning Mr. Plochocki assumes that his written employment agreement with us is still in effect at such time.

Steven T. Plochocki Employment Agreement

•	Termination Without Cause

If, during the term of his employment agreement, we should terminate Mr. Plochocki’s employment without “cause” as may be determined by our Board, then he shall be entitled to receive from us upon the date of such termination a lump sum payment equal to (i) one year’s base salary as then in effect, and (ii) a pro-rated cash bonus equal to that percentage of the fiscal year completed at the date of his termination multiplied by the cash bonus actually earned under our fiscal year compensation plan as filed with the SEC payable to the Chief Executive Officer of our company at the end of such fiscal year. As used in his employment agreement, the term “cause” shall mean (i) his willful breach or neglect of the duties and obligations required of him either expressly or impliedly by the terms of the employment agreement (including, but not limited to refusal to execute our standard confidential information agreement); or (ii) his commission of fraud, embezzlement or misappropriation, involving our company whether or not a criminal or civil charge is filed in connection with such action. By way of example, if Mr. Plochocki’s employment had been terminated without cause on March 31, 2010, he would have been entitled to (i) $522,500, representing one year’s base salary; and (ii) a cash bonus of $25,000.

•	Change of Control Provisions.

All 50,000 options granted to Mr. Plochocki upon his signing his employment agreement with us shall immediately vest upon (i) a sale of substantially all of our equity or assets or a merger where the beneficial owners of our equity securities immediately prior to such merger no longer constitute a majority of the beneficial ownership immediately thereafter (a “Sale Transaction”); and (ii) him agreeing to be employed by the buyer in such Sale Transaction for a period of no less than one year after its closing date. If, upon a Sales Transaction, he is not offered a position with the buyer in such Sales Transaction, Mr. Plochocki shall be paid a lump sum equal to one year’s base salary as then in effect.

The following table summarizes benefits payable to Mr. Plochocki under his employment agreement assuming a termination event or Sale Transaction had occurred on March 31, 2010:

					Sale Transaction
			Termination		Followed by at
			Without Cause	Termination	Least One Year
Benefits Payable to Steven T. Plochocki on	Death or	Termination	or For Good	Upon Sale	of Continued
termination/change of control	Disability	for Cause	Reason	Transaction	Employment

Performance or other bonus earned and unpaid	$--	$--	$25,000	$--	$--
Accelerated vesting of stock options (1)	$--	$--	$--	$--	$801,000
Lump sum cash payment equal to one year of base compensation	$--	$--	$522,500	$522,500	$--

(1)	Represents the aggregate value of the accelerated vesting of unvested stock options based solely on the intrinsic value of the options as of March 31, 2010, calculated by multiplying (a) the difference between the fair market value of our common stock on March 31, 2010 ($61.44), and the applicable exercise price ($40.08), by (b) the assumed number of option shares vesting on an accelerated basis on March 31, 2010.

Arrangements with Other Named Executive Officers

We are not a party to any contracts, agreements, plans or arrangements that would provide payments to Messrs. Holt, Cline or Decker in connection with any termination of employment, change-in-control, or change in responsibilities.

Mr. Kaplan resigned from his employment with us on May 28, 2010. In connection with his resignation, we entered into a Separation Agreement and General Release of All Claims with Mr. Kaplan, the terms of which have previously been disclosed in filings with the SEC.

Stock Option and Award Exercisability

Our Amended and Restated 1998 Stock Option Plan (our “1998 Plan”) provides for the issuance of nonqualified and incentive stock options. Our 2005 Stock Option and Incentive Plan (our “2005 Plan”) provides for the issuance of numerous types of stock-based awards, including without limitation, stock options, stock appreciation rights, restricted stock, unrestricted stock, restricted stock units, performance shares, and performance units.

Generally, exercisability of options and other awards granted under our option plans terminate following termination of employment as described in the table below. The consequences described in the column relating to the 2005 Plan apply except to the extent that the 2005 Plan, the applicable award agreement or our Board may otherwise provide where permitted by the 2005 Plan.

Reason for Termination	Exercisability Consequences Under
of Employment	1998 Plan	2005 Plan

Voluntary resignation by employee or termination for cause by us	All options terminate immediately.	All unvested awards terminate immediately.

Retirement pursuant to a company retirement policy, if any, that we adopt	All options terminate immediately.	Options and stock appreciation rights remain exercisable (to the extent vested prior to retirement) until the earlier of the expiration of the award term or three years after retirement.
Termination without cause by us	Options remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the option term or 30 days after the termination of employment.	Options and stock appreciation rights remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the award term or three months after the termination of employment.
Disability	Options remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the option term or 365 days after the termination of employment.	Options and stock appreciation rights remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the award term or six months after the termination of employment.
Death during, or within a period specified in the option after the termination of, employment	Options remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the option term or 365 days after the date of death.	Options and stock appreciation rights remain exercisable (to the extent vested prior to termination) until the earlier of the expiration of the award term or six months after the date of death.

For options granted pursuant to our 1998 Plan, our Board has the discretion to accelerate the vesting of any outstanding options held by our named executive officers and employees if no provision is made for the continuance of those plans and the assumption of options outstanding under those plans if we dissolve or are liquidated, if we are not the surviving entity in a merger, consolidation, acquisition or other reorganization, if we are the subject of a reverse merger in which more than 50% of our voting shares are converted into cash, property or the securities of another entity, or if we sell substantially all of our property or shares to another entity.

Under our 2005 Plan, our Board may exercise discretion at any time, whether before or after the grant, expiration, exercise, vesting or maturity of or lapse of restriction on an award or the termination of employment of a grantee, to amend any outstanding award or award agreement, including an amendment that would accelerate the time or times at which the award becomes unrestricted or may be exercised, or waive or amend any goals, restrictions or conditions set forth in the award agreement, subject to shareholder approval for any amendments involving repricing of awards.

In addition, awards under our 2005 Plan will fully vest in connection with a change in control as defined in our 2005 Plan. Examples of changes in control under our 2005 Plan generally include, with various exceptions detailed in our 2005 Plan: any person becoming the beneficial owner of more than 50% of the combined voting power of our then outstanding securities; the consummation of certain mergers, consolidations, statutory share exchanges or similar forms of corporate transaction that require approval of our shareholders; our shareholders approving a plan of complete liquidation or dissolution of our company; or the consummation of a sale or disposition of all or substantially all of our assets other than a sale or disposition that would result in our voting securities outstanding immediately prior thereto continuing to represent 50% or more of the combined voting power of our company or the surviving entity outstanding immediately after the sale or disposition; or in the case of directors, officers or employees who are entitled to the benefits of a change in control agreement or similar provisions within an agreement entered into by us or a related entity that defines or addresses change in control, “change in control” as defined in such agreement.

Our 2005 Plan also provides that if, within two years after the occurrence of a change in control, a termination of employment occurs with respect to any grantee for any reason other than cause, disability, death or retirement, the grantee will be entitled to exercise awards at any time thereafter until the earlier of (i) the date twelve months after the date of termination of employment and (ii) the expiration date in the applicable award agreement.

Director Compensation for Fiscal Year Ended March 31, 2010

On May 27, 2009, our Compensation Committee and Board approved a fiscal year 2010 non-employee Director Compensation Program. Under the new Director Compensation Program, each director was to be awarded shares of restricted common stock upon election or re-election to the Board. The shares vest 50% on each of the first and second anniversaries of the date of grant and are nontransferable for one year from the date of vesting. Additionally, the Program required that all Board members acquire a minimum of 1,000 shares of our common stock through the investment of their own funds (e.g. open market purchase or option exercise), which minimum amount must be retained as long as they are a director. New directors, and existing directors after the effective date of the Program (August 13, 2009), had nine months in which to acquire such common stock. Board compensation included service as committee members, but additional compensation was payable to the chairmen of committees and of our entire Board. The Program did not pay per-meeting fees. The elements of the 2010 non-employee Director Compensation Program are set forth in the table below.

Compensation
			Committee	Audit Committee
			Chairman/	Chairman/
Director Compensation	Employee		Nominating	Chairman of the
Program Category of	Director	Independent Director	Committee Chairman	Board
Director (1)	(Tier 0)	(Tier 1)	(Tier 2)	(Tier 3)

Base Compensation	$--	$80,000	$92,500	$100,000

Meeting Fees (2)	$--	$--	$--	$--

Committee Memberships (3)	$--	$--	$--	$--

Subtotal: Cash Compensation (4)	$--	$80,000	$92,500	$100,000

Restricted Shares (5)	None	1,000	1,250	1,250

(1)	Pay Tiers: Tier 0 is for directors who are employees. Tier 1 is for independent directors who do not chair our Audit, Compensation or Nominating Committees and who are not the Chairman of our Board. Tier 2 is for the Chairmen of

our Compensation and Nominating Committees. Tier 3 is for our Audit Committee Chairman and Chairman of our Board. Chairmen of other committees are paid at the highest tier for which they are otherwise eligible (Tier 0 or Tier 1). Board members are paid at the highest eligible tier according to his or her role, but not on multiple tiers.
(2)	Meeting attendance at a 100% or near-100% level is mandatory. The Program eliminates meeting fees. Board and committee meeting attendance rates for each director shall be reported annually internally and to the public in accordance with applicable law.
(3)	Board members are expected to serve as committee members as part of their compensation.
(4)	Cash compensation is paid quarterly.
(5)	Restricted shares vest 50% each on the first and second anniversary of the date of grant (provided, however, that vesting accelerates if a director is terminated early or not re-elected to our Board) and are nontransferable for one year from the date of vesting.

The following table provides information concerning compensation for our non-employee directors for the fiscal year ended March 31, 2010. Directors Plochocki and Cline were employees throughout the fiscal year ended March 31, 2010 and thus receive no compensation for their services as directors. Mr. Kaplan, previously an independent director, resigned as a director on September 17, 2009 (simultaneously with his appointment as Chief Operating Officer) and did not receive any director compensation after that date. Mr. Barbarosh received director compensation beginning on September 17, 2009, when he was appointed to fill the vacancy created by Mr. Kaplan’s resignation. The compensation received by Messrs. Plochocki, Cline and Kaplan as employees is described elsewhere in this proxy statement.

					Change
					in Pension
				Non-Equity	Value and
				Incentive	Nonqualified
	Fees Earned			Plan	Deferred	All Other
	or Paid	Stock	Option	Compensa-	Compensation	Compensa-
	in Cash	Awards (1)	Awards	tion	Earnings	tion	Total
Name	($)	($)	($)	($)	($)	($)	($)

Craig Barbarosh(2)	$49,518	$68,244	$--	$--	$--	$--	$117,762
Murray Brennan, M.D.	66,250	53,860	--	--	--	--	120,110
George H. Bristol	81,750	67,325	--	--	--	--	149,075
Joseph I. Davis(3)	50,000	53,860	--	--	--	--	103,860
Ahmed Hussein	65,250	53,860	--	--	--	--	119,110
Philip N. Kaplan(4)	29,545	67,325	--	--	--	--	96,870
Russell Pflueger	78,063	67,325	--	--	--	--	145,388
Sheldon Razin	77,750	67,325	--	--	--	--	145,075

(1)	The amount reflected in this column represents the grant date fair value of the stock awards made in fiscal year 2010, computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.
(2)	Mr. Babarosh’s services as a director of our company began on September 17, 2009.
(3)	Mr. Davis’s services as a director of our company began on August 13, 2009.
(4)	Mr. Kaplan resigned as a director of our Company and assumed the position of Chief Operating Officer on September 17, 2009.

At March 31, 2010, the aggregate number of option awards outstanding for each of the incumbent directors named in the table was as follows:

Shares
Director Name	Underlying Options

Mr. Barbarosh	--
Dr. Brennan	5,000
Mr. Bristol	5,000
Mr. Davis	--
Mr. Hussein	49,000
Mr. Pflueger	15,000
Mr. Razin	49,000

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Pflueger, Brennan and Davis. None of these individuals was, during the fiscal year ended March 31, 2010, an officer or employee of our company, and none of these individuals formerly was an officer of our company. No member of our Board has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity.

Compensation Committee Report

Our Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussion, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

COMPENSATION COMMITTEE

Russell Pflueger, Chairman

Joseph I. Davis	Murray Brennan, M.D.

INFORMATION ABOUT OUR BOARD OF DIRECTORS,
BOARD COMMITTEES AND RELATED MATTERS

Board of Directors

General

Our business, property and affairs are managed under the direction of our Board of Directors. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees. Our Board consists of nine directors who are elected to serve until the election and qualification of their respective successors.

Director Independence

Our Bylaws require that at least a majority of the members of our Board be independent directors. Our Bylaws define “independent director” as a person other than an executive officer or employee of our company or any other individual having a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under our Bylaws, the following persons may not be considered independent:

(a)	a director who is, or at any time during the past three years was, employed by us;

(b)	a director who accepted or who has a family member who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for Board or Board committee service;
(ii)	compensation paid to a family member who is an employee (other than an executive officer) of ours; or
(iii)	benefits under a tax-qualified retirement plan, or non-discretionary compensation.
Provided, however, that in addition to the requirements contained in this paragraph (b), audit committee members are also subject to additional, more stringent requirements under Nasdaq Rule 5605(a)(2).

(c)	a director who is a family member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

(d)	a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in our securities; or
(ii)	payments under non-discretionary charitable contribution matching programs.

(e)	a director of ours who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such other entity; or

(f)	a director who is, or has a family member who is, a current partner of our outside auditor, or was a partner or employee of our outside auditor who worked on our audit at any time during any of the past three years.

A “family member” for these purposes means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

Our Board has determined that each of Messrs. Barbarosh, Brennan, Bristol, Hussein, Pflueger and Razin, each of whom currently is a director, are “independent” as defined above and in accordance with applicable Nasdaq listing standards. In addition, we believe that new director nominee, Ms. Spivack, is also independent under the same standards. The above definition of independence is posted on our Internet website at www.qsii.com.1

Attendance at Board and Shareholders’ Meetings

During the fiscal year ended March 31, 2010, our Board held seven meetings. No director standing for re-election to our Board attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he served (during the periods that he served) during the fiscal year ended March 31, 2010.

It is our policy that our directors are invited and encouraged to attend our annual meetings of shareholders. All of our eight director nominees who were serving as members of our Board at the time were in attendance at our 2009 annual meeting.

 1     Website addresses references are not intended to function as hyperlinks, and the information contained on our website is not a part of this Proxy Statement.

Board Leadership Structure

We currently have an independent Chairman separate from the CEO. Our Board believes it is important to maintain flexibility in its Board leadership structure and firmly supports having an independent director in a Board leadership position at all times. Accordingly, our Bylaws provide that, if we do not have an independent Chairman, our Board shall elect an independent Lead Director, having similar duties to an independent Chairman, including leading the executive sessions of the non-management directors at Board meetings. Our current Chairman provides independent leadership of our Board. Having an independent Chairman or Lead Director enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman or Lead Director also serves as a liaison between our Board and senior management. Our Board has determined that the current structure, an independent Chairman, separate from the CEO, is the most appropriate structure at this time, while ensuring that, at all times, there will be an independent director in a Board leadership position.

Board Involvement in Risk Oversight

Our Board is actively engaged, as a whole, and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our personnel, liquidity and operations, as well as the risks associated with each. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Audit Committee oversees management of financial risks and potential conflicts of interest. Our Nominating Committee manages risks associated with the independence and qualifications of our directors. Our Transaction Committee oversees management of risks associated with the acquisition of significant new business enterprises. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks and matters which may evolve into risks.

Board Committees and Charters

Our Board has a standing Audit Committee, Compensation Committee, Transaction Committee and Nominating Committee. In addition, our Board currently has an Independent Directors Compensation and Executive Personnel Committee and a Special Committee. Our Board also from time to time may appoint a Proxy Voting Committee and/or a Lead Director.

Audit Committee

Our Board has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, that consists of Messrs. Bristol, Pflueger and Davis. Our Audit Committee is comprised entirely of “independent” (as defined in Rule 5605(a)(2) of the Nasdaq listing standards) directors and operates under a written charter adopted by our Board. The duties of our Audit Committee include meeting with our independent public accountants to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. Our Audit Committee also evaluates the independent public accountants’ performance and determines whether the independent registered public accounting firm should be retained by us for the ensuing fiscal year. In addition, our Audit Committee reviews our internal accounting and financial controls and reporting systems practices and is responsible for reviewing, approving and ratifying all related party transactions.

During the fiscal year ended March 31, 2010, our Audit Committee held eleven meetings. Our Audit Committee’s current charter is posted on our Internet website at www.qsii.com. Our Audit Committee and our Board have confirmed that our Audit Committee does and will continue to include at least three independent members. Our Audit Committee and our Board have confirmed that Mr. Bristol met applicable Nasdaq listing standards for designation as an “Audit Committee Financial Expert” and for being “independent.”

Nominating Committee

Our Board has a Nominating Committee that consists of Messrs. Barbarosh, Bristol and Pflueger, each of whom is deemed independent. Our Nominating Committee is responsible for identifying and recommending nominee candidates to our Board, and is required to be composed entirely of independent directors. Our Nominating Committee may receive suggestions from current Board members, our executive officers or other sources, which may be either unsolicited or in response to requests from our Nominating Committee for such candidates. Our Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates.

Our Nominating Committee will also consider nominees recommended by shareholders for election as a director. Recommendations should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in our proxy statement and will serve as a director if elected. In order for any candidate to be considered by our Nominating Committee and, if nominated, to be included in our proxy statement, such recommendation must be received by the Secretary within the time period set forth under “Proposals of Shareholders,” below.

Our Nominating Committee works with our Board to determine the appropriate characteristics, skills, and experiences for the Board as a whole and its individual members with the objective of having a Board with diverse backgrounds and experience. Characteristics expected of all directors include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to our Board. In evaluating the suitability of individual candidates, our Nominating Committee takes into account many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a large publicly traded company in today’s business environment; understanding of our business; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Nominating Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience. Our Nominating Committee evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to our Board during their current term.

Once a person has been identified by our Nominating Committee as a potential candidate, our Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If our Nominating Committee determines that the candidate warrants further consideration, the Chairman of the Committee or another member of our Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, our Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. Our Nominating Committee may consider all such information in light of information regarding any other candidates that our Nominating Committee might be evaluating for nomination to our Board. Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater firsthand knowledge of the candidate’s accomplishments. Our Nominating Committee may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process. Our Nominating Committee’s evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, our Nominating Committee and/or our Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

In compiling our Board slate appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management — both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates. With respect to our Board nominees that are neither executive officers nor standing for re-election, Ms. Spivack was recommended by non-management directors.

During the fiscal year ended March 31, 2010, our Nominating Committee held four meetings. Our Nominating Committee’s current charter is posted on our Internet website at www.qsii.com.

Compensation Committee

Our Board has a Compensation Committee that consists of Messrs. Pflueger, Davis and Brennan. Our Compensation Committee is composed entirely of independent directors, and is responsible for (i) ensuring that senior management will be accountable to our Board through the effective application of compensation policies and (ii) monitoring the effectiveness of our compensation plans applicable to both senior management and our Board (including committees thereof). Our Compensation Committee establishes compensation policies applicable to our executive officers. During the fiscal year ended March 31, 2010, our Compensation Committee held eight meetings. Our Compensation Committee’s current charter is posted on our Internet website at www.qsii.com.

Our executive officers have played no role in determining the amount or form of director compensation or compensation of our named executive officers, except that in certain situations, our Chief Executive Officer provides information to our Compensation Committee regarding certain accomplishments of the named executive officers to assist our Compensation Committee in administering the discretionary portion of cash bonuses for named executive officers. We also have conducted discussions with our named executive officers concerning information regarding their performance and prospects.

From time to time, our Compensation Committee has engaged certain independent compensation consultants to assist in preparing equity incentive plans for key staff including the named executive officers and to assist the committee in establishing based salaries and non-equity plans for the named executive officers. Our Compensation Committee engaged the services of PricewaterhouseCoopers LLP to provide compensation consulting in connection with establishing the compensation program for our named executive officers for the fiscal year ending March 31, 2011.

Transaction Committee

Our Board has a Transaction Committee that consists of Messrs. Razin, Barbarosh, Bristol and Davis. The Transaction Committee is responsible for considering and making recommendations to our Board with respect to all proposals involving a change in control of our company or the purchase or sale of assets constituting more than 10% of our total assets. The Transaction Committee is composed entirely of independent directors. The transaction committee held three meetings during fiscal year 2010.

Independent Directors Compensation and Executive Personnel Committee

On May 26, 2010, our Board formed an Independent Directors Compensation and Executive Personnel Committee, which is comprised of all of our independent directors (currently Messrs. Barbarosh, Brennan, Bristol, Davis, Hussein, Pflueger and Razin) and which is empowered to address compensation, personnel and employment related matters concerning our executive officers.

Special Committee

We have a recently been subject to proxy contests, the use of cumulative voting rights and litigation brought against us by a director, Mr. Hussein. In light of this history, on May 26, 2010, our Board formed a Special Committee. Among other things, the Special Committee has been delegated all powers of our Board in connection with the solicitation and voting of proxies at the annual meeting as well as all matters related to any litigation or threat of litigation associated with such meeting and its related activities. The Special

Committee currently consists of Messrs. Razin, Bristol and Pflueger. The Special Committee did not meet during fiscal year 2010.

Proxy Voting Committee

Our Board from time to time may appoint a Proxy Voting Committee to provide instruction to our proxy holders to vote proxies in such manner as to provide for the election of the maximum number of our director nominees (for whom authority is not otherwise specifically withheld) including, but not limited to, the prioritization of such nominees to whom such votes may be allocated. In the event of a contested election and/or one or more of our shareholders demanding that cumulative voting apply to the election of directors at the annual meeting, our Board established a Proxy Voting Committee on May 26, 2010. The Proxy Voting Committee consists of Messrs. Pflueger, Barbarosh and Razin.

Lead Director

Under our Bylaws, if at any time our Chairman of the Board is an executive officer of our company, or for any other reason is not an independent director, a non-executive Lead Director must be selected by our independent directors. The Lead Director must be one of our independent directors, must be a member of our Audit Committee and of our Executive Committee, if we have such a committee, and is responsible for coordinating the activities of our independent directors. The Lead Director assists our Board in assuring compliance with our corporate governance procedures and policies, and coordinates, develops the agenda for, and moderates executive sessions of our Board’s independent directors. Executive sessions are typically held immediately following each regular meeting of our Board, and/or at other times as designated by the Lead Director. The Lead Director approves, in consultation with our other independent directors, the retention of consultants who report directly to our Board. If at any time our Chairman of the Board is one of our independent directors, then he or she will perform the duties of the Lead Director.

Related Matters

Audit Committee Report

Our Audit Committee reports to our Board and provides oversight of our financial management, independent registered public accounting firm, and financial reporting system, including accounting policy. Management is responsible for our financial reporting process, including our system of internal control, and for the preparation of our consolidated financial statements. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion on those statements and on management’s assessment of internal control over financial reporting and for reviewing our quarterly financial statements. The Audit Committee has reviewed and discussed our audited consolidated financial statements and the assessments of internal control contained in its annual report on Form 10-K for the fiscal year ended March 31, 2010 with management and our independent registered public accounting firm.

The Audit Committee selects and retains the independent registered public accounting firm, and once retained, the independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee is responsible for approving both audit and non-audit services provided by the independent registered public accounting firm. The Audit Committee has discussed the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received from our independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence.

The Audit Committee discussed the overall approach, scope and plans for its audit with our independent registered public accounting firm. At the conclusion of the audit, the Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of our internal control and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, our Audit Committee recommended to our Board (and our Board approved) that the audited financial statements be included in our annual report on Form 10-K for the year ended March 31, 2010, for filing with the SEC.

The Audit Committee has re-appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2011.

AUDIT COMMITTEE
George H. Bristol, Chairman
Joseph I. Davis               Russell Pflueger

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer (principal executive officer) and Chief Financial Officer (our principal financial and accounting officer). This Code is posted on our Internet Website located at www.qsii.com. The Code may be found as follows: From our main Web page, first click on “Company Info” and then on “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code by posting such information on our Website, at the address and location specified above.

Security Holder Communications with our Board

Our Board has established a process to receive communications from our security holders. Security holders may contact any member (or all members) of our Board, or our independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. Correspondence should be addressed to our Board or any such individual directors, group or committee of directors by either name or title and sent “c/o Corporate Secretary” to 18111 Von Karman, Suite 600, Irvine, California 92612. To communicate with any of our directors electronically, a shareholder should send an e-mail to our Secretary: pholt@qsii.com.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board will be forwarded promptly to the addressee. In the case of communications to our Board, any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), our directors and executive officers and any person who beneficially owns more than 10% of our outstanding common stock (“reporting persons”) are required to report their initial beneficial ownership of our common stock and any subsequent changes in that ownership to the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish to us copies of all reports they file in accordance with Section 16(a). Based solely upon our review of the copies of such reports received by us, or written representations from certain reporting persons that no other reports were required, we believe that during the fiscal year ended March 31, 2010, all Section 16(a) filing requirements applicable to our reporting persons were met, except for a late

Form 4 filing by Mr. Davis relating to 750 shares of our common stock purchased by Mr. Davis on February 16, 2010, for which a Form 4 was filed on March 2, 2010.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

During fiscal year 2010, our Audit Committee was responsible for reviewing and approving transactions with related persons.

Our Board and Audit Committee have adopted written related party transaction policies and procedures relating to approval or ratification of transactions with related persons. Under the policies and procedures, our Audit Committee is to review the material facts of all related party transactions that require our Audit Committee’s approval and either approve or disapprove of our entry into the related party transactions, subject to certain exceptions, by taking into account, among other factors the committee deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in any discussion or approval of a related party transaction for which he or she is a related party. If an interested transaction will be ongoing, the Committee may establish guidelines for our management to follow in its ongoing dealings with the related party and then at least annually must review and assess ongoing relationships with the related party.

Under the policies and procedures, a “related party transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which the aggregate amount involved will or may be expected to exceed $30,000 in any calendar year, we are a participant, and any related party has or will have a direct or indirect interest. A “related party” is any person who is or was since the beginning of our last fiscal year an executive officer, director or Board-approved nominee for election as a director and inclusion in our proxy statement at our next annual shareholders’ meeting, any greater than 5% beneficial owner of our common stock known to us through filings with the SEC, any immediate family member of any of the foregoing, or any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or holds a similar position or in which such person has a 5% or greater beneficial ownership interest. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our Audit Committee has reviewed and pre-approved certain types of related party transactions described below. In addition, our Board has delegated to the Chair of our Audit Committee the authority to pre-approve or ratify (as applicable) any related party transaction in which the aggregate amount involved is expected to be less than $15,000. Pre-approved interested transactions include:

•	Employment of executive officers if the related compensation is required to be reported in our proxy statement or if the executive officer is not an immediate family member of another executive officer or a director of our company, the related compensation would be reported in our proxy statement if the executive officer was a “named executive officer,” and our Compensation Committee approved (or recommended that our Board approve) the compensation.

•	Any compensation paid to a director if the compensation is required to be reported in our proxy statement.

•	Any transaction with another enterprise at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 5% of that enterprise, if the aggregate amount involved does not exceed the greater of $30,000 or 5% of that enterprise’s total annual revenues.

•	Any charitable contribution, grant or endowment by use to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $10,000 or 5% of the charitable organization’s total annual receipts.

•	Any transaction where the related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g., dividends or stock splits).

•	Any transaction over which the related party has no control or influence on our decision involving that related party where the rates or charges involved are determined by competitive bids.

•	Any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or services made available on the same terms and conditions to persons who are not related parties.

Related Person Transactions

Indemnification Agreements

We are party to indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Articles of Incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by California law.

Employment Arrangement

Kim Cline, Vice President of Client Services at our NextGen Healthcare Information System subsidiary, is the sister of Patrick B. Cline, our President and a member of our Board. Kim Cline earned approximately $286,780 in salary and bonus during fiscal year 2010.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

Our shareholders are being asked to ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accountants to audit our financial statements for the fiscal year ending March 31, 2011. Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board is submitting our Audit Committee’s appointment of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the appointment by an affirmative vote of the holders of a majority of our common stock present or represented at the meeting and entitled to vote, our Audit Committee may reconsider whether to retain PricewaterhouseCoopers LLP as our independent registered public accounting firm. Even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our shareholders.

We expect that representatives of PricewaterhouseCoopers LLP will attend the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions posed by our shareholders.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to us by PricewaterhouseCoopers LLP, our principal accountant, and Grant Thornton, LLP, our principal accountant prior to our engagement of PricewaterhouseCoopers LLP on September 4, 2009, for professional services rendered in the audit of our consolidated financial statements for the years ended March 31, 2010 and 2009.

	2010(1)	2009

Audit fees	$651,000	$821,000
Audit-related fees	$—	$—
Tax fees	$—	$—
All other fees	$17,000	$—

(1)	Of the fees paid in fiscal year 2010, the company was billed Audit fees and All other fees of $513,000 and $10,000, respectively, by PricewaterhouseCoopers LLP and $138,000 and $7,000, respectively, by Grant Thornton, LLP.

Audit Fees. Audit fees consist of fees billed for professional services for audit of our consolidated financial statements and review of the interim consolidated financial statements included in our quarterly reports and services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. No audit-related fees were incurred for fiscal years 2010 or 2009.

Tax Fees. No tax fees were incurred for fiscal years 2010 or 2009.

All Other Fees. All other fees consist of fees billed for advisory services provided to our Board and subscription to a technical resource. No other fees were incurred in fiscal year 2009.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by our Audit Committee prior to the completion of the audit.

OUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

ANNUAL REPORT AND AVAILABLE INFORMATION

Our annual report containing audited financial statements for our fiscal years ended March 31, 2010 and 2009 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material. Our Internet website address is www.qsii.com. We make our periodic and current reports, together with amendments to these reports, available on our Internet website, free of charge, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the

SEC. You may access such filings under the “Investor Relations” button on our website. Members of the public may also read and copy any materials we file with, or furnish to, the SEC at its Public Reference Room at 100 F Street, NE, Washington, DC 20549. To obtain information on the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330. The SEC maintains an Internet site at www.sec.gov that contains the reports, proxy statements and other information that we file electronically with the SEC. The information on our Internet website is not incorporated by reference into this Proxy Statement. Our common stock trades on the Nasdaq Global Select Market under the symbol “QSII.”

Shareholders may obtain free of charge a copy of our latest annual report (without exhibits) as filed with the SEC by writing to: Investor Relations, Quality Systems, Inc., 18111 Von Karman Avenue, Suite 600, Irvine, California 92612 or calling (949) 255-2600. In addition, all of our public filings, including our annual report, can be found free of charge on the SEC’s website at www.sec.gov.

PROPOSALS OF SHAREHOLDERS

We have two separate and distinct rules concerning the timing of submission of shareholder proposals:

•	SEC Regulation. Pursuant to Rule 14a-8 of the SEC, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by March 4, 2011, in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.

•	Company Bylaws. Under our Bylaws, for all proposals by shareholders (including nominees for director) to be timely, a shareholders’ notice must be delivered to, or mailed and received at, our principal executive offices not less than 60 days nor more than 120 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or public disclosure of the date of the scheduled annual meeting is given or made, then notice by the shareholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the scheduled annual meeting was mailed or the day on which public disclosure was made. The shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has implemented rules regarding the delivery of proxy materials (that is, annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as “householding,” would permit us to send a single annual report and/or a single proxy statement to any household in which two or more shareholders reside if we believe those shareholders are members of the same family or otherwise share the same address or that one shareholder has multiple accounts. In each case, the shareholder(s) must consent to the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces our expenses. We may institute householding in the future and will notify registered shareholders who would be affected by householding at that time.

Many brokerage firms and other holders of record have instituted householding. If your family has one or more “street name” accounts under which you beneficially own common shares of Quality Systems, Inc., you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our latest annual report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

OTHER MATTERS

Our Board does not intend to present any business at the annual meeting other than the matters described in this proxy statement. If any other matters are presented properly for action at the annual meeting or at any adjournments or postponements thereof, it is intended that the proxy will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

By Order of the Board of Directors,

QUALITY SYSTEMS, INC.

/s/ Paul A. Holt
Corporate Secretary

Irvine, California
July 2, 2010

ALL SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT JULY 2, 2010. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

QUALITY SYSTEMS, INC.
ATTN: JANET GUTKIN, CONTROLLER
18111 VON KARMAN AVE., STE 600
IRVINE, CA 92612-1007

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

	For	Withhold	For All	To withhold authority to vote for any
The Board of Directors recommends a vote FOR the following:	All	All	Except	individual nominee(s), mark “For All
Except” and write the number(s) of the nominee(s) on the line below.

	☐	☐	☐

1.	Election of Directors
Nominees

01	Craig Barbarosh	02	Dr. Murray Brennan	03	George Bristol	04	Patrick Cline	05	Ahmed Hussein

06	Russell Pflueger	07	Steven Plochocki	08	Sheldon Razin	09	Maureen Spivak

The Board of Directors recommends a vote FOR the following proposal:		For	Against	Abstain

2	Ratification of the appointment of PricewaterhouseCoopers LLP as QSI’s independent public accountants for the fiscal year ending March 31, 2011.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

00000710162      R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

QUALITY SYSTEMS, INC. PROXY FOR 2010 ANNUAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Steven T. Plochocki and Paul A. Holt, and each of them, individually, as attorneys and proxies, with full power of substitution, to vote all shares of Common Stock of Quality Systems, Inc. (“QSI”) held of record by the undersigned as of June 15, 2010, at the Annual Meeting of Shareholders of QSI to be held at the Marriott Irvine located at 18000 Von Karman Avenue, Irvine, California 92612, on August 11, 2010, at 1 p.m. local time, and at all adjournments and postponement’s thereof (the “Annual Meeting”), upon the following matters, which are described in QSI’s Proxy Statement for the Annual Meeting. QSI’s Board of Directors recommends a vote “FOR” each of the following proposals listed on the reverse side:
In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the meeting subject to the conditions described in QSI’s Proxy Statement concerning the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Where no direction is given, except in the case of broker non-votes, the shares will be voted “for” the election of the directors named on the reverse side of this proxy and “for” proposal 2. This proxy confers discretionary authority to cumulate votes for any or all of the nominees for election of directors for which authority to vote has not been withheld, in accordance with the instruction of the board of directors or an authorized committee thereof. If any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the board of directors or an authorized committee thereof.
Continued and to be signed on reverse side